361 Domestic Long/Short Equity Fund

Investor Class – ADMQX

Class I – ADMZX

Class Y – ADMWX

A series of Investment Managers Series Trust

Supplement dated July 20, 2022, to the

Summary Prospectus dated March 1, 2022.

Effective immediately, Dennis Bein will no longer serve as portfolio manager to the 361 Domestic Long/Short Equity Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Bein are hereby deleted. Harindra de Silva and Ryan Brown will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.